OPPENHEIMER EQUITY FUND, INC.

Supplement dated December 10, 2010

to the Statement of Additional Information dated March 30, 2010,

This supplement amends the Statement of Additional Information of Oppenheimer Equity Income Fund, Inc. (the "Fund"), dated March 30, 2010, and is in addition to all other supplements.

The following bullet is added as the last bullet to the section titled "II. Waivers of Class A Sales Charges of Oppenheimer Funds – A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers" in Appendix A.

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Purchases of Class A shares by former shareholders of Oppenheimer Total Return Fund Periodic Investment Plan in any Oppenheimer fund into which shareholders of Oppenheimer Equity Fund, Inc. may exchange.

December 10, 2010

PX0420.018